EXHIBIT 99.2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Date of report (Date of earliest event reported): December 20, 2006

Fog Cutter Capital Group Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	0-23911	52-2081138
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1410 SW Jefferson Street, Portland, OR 97201
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (503) 721-6500

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountants

On December 20, 2006, UHY LLP advised the registrant, Fog Cutter Capital Group Inc. (the “Company”), that the firm had resigned as the Company’s auditors, effective immediately.

The reports of UHY LLP on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company’s audit committee did not recommend a change in accountants and, as a result of the resignation, has begun a search for a new independent auditing firm.

During the Company’s most recent two fiscal years and from January 1, 2006 through December 20, 2006, there were no disagreements with UHY LLP on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UHY LLP, would have caused UHY LLP to make reference to the subject matter of the disagreements in connection with its report.

During the Company’s most recent two fiscal years and from January 1, 2006 through December 20, 2006, there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of this Report to UHY LLP and requested that UHY LLP furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to this item and, if not, stating the respects in which it does not agree. A copy of the UHY LLP response letter is filed as Exhibit 16.1 to this Report.

Item 7.01. Regulation FD Disclosure.

     On December 27, 2006, the Company issued a press release regarding the resignation of UHY LLP as the Company’s independent auditor. A copy of that press release is furnished as Exhibit 99.01 to this report. Such press release is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01.                                            Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed as part of this report:

Exhibit 16.1 — Letter dated December 27, 2006 to Securities and Exchange Commission from UHY LLP.

Exhibit 99.1 — Press release dated December 27, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Fog Cutter Capital Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 27, 2006

FOG CUTTER CAPITAL GROUP INC.

By:	/s/ R. Scott Stevenson
R. Scott Stevenson
Senior Vice President and Chief
Financial Officer

Exhibit Index

Exhibit Number     Description

16.1                  Letter dated December 27, 2006 to Securities and Exchange Commission from UHY LLP.

99.1                   Press release dated December 27, 2006

EXHIBIT 16.1

December 27, 2006

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

We have been furnished with a copy of the response to Item 4.01 of the Form 8-K for the event that occurred on December 20, 2006, to be filed by our former client, Fog Cutter Capital Group, Inc.  We agree with the statements made in response to Item 4.01 insofar as they relate to our Firm, however, we have no basis for commenting with respect to the Company’s search for a new independent auditing firm in paragraph 3.

Very truly yours,

/s/ UHY LLP

EXHIBIT 99.1

FOR:	FOG CUTTER CAPITAL GROUP INC.

CONTACT:	Fog Cutter Capital Group Inc.

(503) 721-6500 Andrew A. Wiederhorn, CEO
(503) 721-6500 R. Scott Stevenson, CFO

For Immediate Release

FOG CUTTER CAPITAL GROUP INC. ANNOUNCES RESIGNATION OF AUDITORS UHY LLP.

Portland OR — December 27, 2006 —The Board of Directors of Fog Cutter Capital Group Inc. (OTC: FCCG) today announced the resignation of UHY LLP as the Company’s auditors.

The reports of UHY LLP on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements with UHY LLP on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of  UHY LLP, would have caused UHY LLP to make reference to the subject matter of the disagreements in connection with its report.

The Company’s Audit Committee has commenced a search for a new auditing firm.

The Company currently conducts its operations in five business segments: (1) restaurant operations through its Fatburger subsidiary; (2) commercial real estate mortgage brokerage operations through its subsidiary, George Elkins Mortgage Banking Company; (3) manufacturing activities conducted through its DAC International subsidiary; (4) real estate operations; and (5) software development and sales conducted through its Centrisoft Corporation subsidiary.

Forward Looking Statements

Certain statements contained herein and certain statements contained in future filings by the Company with the SEC may not be based on historical facts and are “Forward-Looking Statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-Looking Statements which are based on various assumptions (some of which are beyond the Company’s control) may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms.  Actual results could differ materially from those set forth in Forward-Looking Statements due to a variety of factors, including, but not limited to the following:

•                  economic factors, particularly in the market areas in which the Company operates;

•                  the financial and securities markets and the availability of and costs associated with sources of liquidity;

•                  competitive products and pricing;

•                  the real estate market, including the real estate market in Barcelona, Spain and the commercial real estate market in California;

•                  the ability to sell assets to maintain liquidity;

•                  fiscal and monetary policies of the U.S. Government;

•                  changes in prevailing interest rates;

•                  changes in currency exchange rates;

•                  acquisitions and the integration of acquired businesses;

•                  performance of retail/consumer markets, including consumer preferences and concerns about diet;

•                  effective expansion of the Company’s restaurants in new and existing markets;

•                  profitability and success of franchisee restaurants;

•                  availability of quality real estate locations for restaurant expansion;

•                  the market for Centrisoft’s software products;

•                  credit risk management; and

•                  asset/liability management.

Except as may be required by law, the Company does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions which may be made to any Forward-Looking Statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.